UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2017

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 North I-35, P.O. Box 1715

Gainesville, Texas 76241

(Address of Principal Executive Offices)

(940) 668-0259

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

Merger Agreement

On July 18, 2017, Select Energy Services, Inc., a Delaware corporation (the “Company” or “Select”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rockwater Energy Solutions, Inc., a Delaware corporation (“Rockwater”), Rockwater Energy Solutions, LLC, a Delaware limited liability company and a subsidiary of Rockwater (“RES Holdings”), SES Holdings, LLC, a Delaware limited liability company and a subsidiary of Select (“SES Holdings”), Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Select (“Corporate Merger Sub”), Raptor Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of SES Holdings (“LLC Merger Sub”), pursuant to which Select will merge with Rockwater in a stock-for-stock transaction. As more fully described below, subject to certain exceptions, holders of common stock of Rockwater will receive common stock in Select, and holders of units in RES Holdings will receive units in SES Holdings. Upon consummation of the transactions, the Company expects that current Select stockholders will own approximately 64.4% of the combined company and current Rockwater stockholders will own approximately 35.6% of the combined company.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Corporate Merger Sub will be merged with and into Rockwater, with Rockwater continuing as the surviving entity as a wholly owned subsidiary of Select (the “Corporate Merger”), and LLC Merger Sub will be merged with and into RES Holdings, with RES Holdings continuing as the surviving entity as a wholly owned subsidiary of SES Holdings (the “LLC Merger” and together with the Corporate Merger, the “Merger”).

Under the terms of the Merger Agreement and at the effective time of the Corporate Merger, subject to certain exceptions, (x) each share of Rockwater’s Class A Common Stock, $0.01 par value per share (“Rockwater Class A Common Stock”), then outstanding will be converted into the right to receive a number of shares of Select’s Class A Common Stock, $0.01 par value per share (“Select Class A Common Stock”), equal to 0.7777 per each such share (subject to certain adjustments in the Merger Agreement, the “Exchange Ratio”), (y) each share of Rockwater’s Class A-1 Common Stock, $0.01 par value per share, then outstanding will be converted into the right to receive a number of shares of Select Class A-2 Common Stock (as defined below in the Amended and Restated Certificate (as defined below)) equal to the Exchange Ratio, and (z) each share of Rockwater’s Class B Common Stock, $0.01 par value per share, then outstanding will be converted into the right to receive a number of shares of Select’s Class B Common Stock, $0.01 par value per share, equal to the Exchange Ratio (such issuance of common stock, the “Stock Issuance”). Under the terms of the Merger Agreement and at the effective time of the LLC Merger, subject to certain exceptions, each unit of RES Holdings (the “RES Holdings Units”) then outstanding (including RES Holdings Units held by Rockwater) will be converted into the right to receive a number of units in SES Holdings equal to the Exchange Ratio.

At the effective time of the Corporate Merger (the “Corporate Merger Effective Time”), each outstanding option to purchase shares of Rockwater Class A Common Stock (each, a “Rockwater Stock Option”) will be converted into an option (a “Select Stock Option”) to acquire, on the same terms and conditions as were applicable to such Rockwater Stock Option immediately prior to the Corporate Merger Effective Time, the number of shares of Select Class A Common Stock determined by multiplying the number of shares of Rockwater Class A Common Stock subject to such Rockwater Stock Option as of immediately prior to the Corporate Merger Effective Time by the Exchange Ratio, at an exercise price per share of Select Class A Common Stock equal to the exercise price per share of Rockwater Class A Common Stock under such Rockwater Stock Option divided by the Exchange Ratio (such conversions, collectively, the “Option Conversion”). Additionally, at the Corporate Merger Effective Time, each share of restricted Rockwater Class A Common Stock (each, a “Rockwater Restricted Stock Award”) that is outstanding immediately prior to the Corporate Merger Effective Time will cease to represent Rockwater Class A Common Stock and will be converted into a new award of restricted shares, subject to the same terms and conditions as were applicable to such Rockwater Restricted Stock Award prior to the Corporate Merger Effective Time, equal to the number of shares of Select Class A Common Stock determined by multiplying the number of shares of Rockwater Class A Common Stock subject to such Rockwater Restricted Stock Award as of immediately prior to the Corporate Merger Effective Time by the Exchange Ratio (such conversions, collectively, the “Restricted Stock Conversion”). Subject to certain New York Stock Exchange (“NYSE”) restrictions, the shares available under the Rockwater Energy Solutions, Inc. Amended and Restated 2017 Long Term Incentive Plan (the “Rockwater Equity Plan”) as of the Corporate Merger Effective Time (as appropriately adjusted to reflect the Exchange Ratio) may be used for post-transaction grants under the Select Energy Services, Inc. 2016 Equity Incentive Plan (as amended from time to time, the “Select Equity Plan”). The Option Conversion, Restricted Stock Conversion and assumption of shares available under the Rockwater Equity Plan described in the preceding sentence are collectively referred to as the “Equity Award Actions.” In order to effectuate the Equity Award Actions, subject to and contingent upon the closing of the Merger (the “Closing”), Select has adopted the First Amendment to the Select Equity Plan (the “Equity Plan Amendment”), which provides for a means to grant the substitute awards contemplated by the Option Conversion and Restricted Stock Conversion and assume the shares available under the Rockwater Equity Plan.

Further, pursuant to the Merger Agreement, at or prior to the effective time of the Corporate Merger, the certificate of incorporation of Select will be amended and restated (such amended certificate, the “Amended and Restated Certificate”) to, among other things, make certain changes with respect to the previously outstanding shares of Class A-1 Common Stock of Select, par value $0.01 per share in order to issue shares of “Class A-2 Common Stock” to the former holders of Rockwater Class A-1 Common Stock. The former holders of Rockwater Class A-1 Common Stock will be entitled to the benefits of the registration rights agreement entered into in connection with their purchase of Rockwater Class A-1 Common Stock as a result of Select’s assumption of such agreement.

On July 18, 2017, holders of approximately 61.5% of the outstanding shares of common stock of Select (voting as a single class) executed and delivered a written consent adopting and approving the Stock Issuance  (including, for purposes of satisfying certain requirements under Rule 303A.08 of the NYSE Listed Company Manual, the Equity Award Actions), the Equity Plan Amendment and the Amended and Restated Certificate, which consent (the “Select Stockholders Consent”) became effective immediately following the execution of the Merger Agreement.

On July 18, 2017, (i) holders of approximately 53.2% of the outstanding shares of common stock of Rockwater (voting as a single class) executed and delivered a written consent adopting and approving the Merger Agreement and the transactions contemplated thereby, including the Corporate Merger, which consent became effective immediately following the execution of the Merger Agreement, and (ii) holders of approximately 85.8% of the outstanding RES Holdings Units approved and adopted a written consent approving and adopting the Merger Agreement and the transactions contemplated thereby, including the LLC Merger.

As a result of the consents described above, no further approval by the stockholders of Select or Rockwater is required to consummate the transactions contemplated by the Merger Agreement.

In connection with the Closing, John Schmitz, the current Chairman and Chief Executive Officer of Select, will continue as Executive Chairman of the board of directors of Select, and Holli C. Ladhani, the current President, Chief Executive Officer and Chairman of the board of directors of Rockwater, will be appointed President and Chief Executive Officer of Select. At the Closing, Select will take all necessary corporate action to appoint to the board of directors of Select the following persons: (i) Holli C. Ladhani, as President and Chief Executive Officer, and three directors who are current members of Rockwater’s board of directors designated by Rockwater, after consultation with Select.

The Merger Agreement contains customary representations and warranties from both Select and Rockwater, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Closing. The parties are required to use their reasonable best efforts to consummate the transactions and obtain any required regulatory approvals, subject to certain exceptions. The Merger Agreement also prohibits Rockwater and Select from soliciting alternative acquisition proposals.

The Closing is subject to the satisfaction or waiver of closing conditions, including, among others, (1) the mailing of an information statement to Select’s stockholders at least twenty days prior to the closing date, (2) the authorization for listing of the Select Class A Common Stock issued in connection with the Merger on the NYSE, (3) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the transactions having expired or being terminated, (4) there being no law or injunction prohibiting the consummation of the Merger, (5) the divestiture by Rockwater of certain specified businesses, (6) the receipt of a legal opinion by each of Select and Rockwater with respect to certain tax matters, (7) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (8) compliance by each other party in all material respects with their respective covenants and (9) the absence of a Company Material Adverse Effect or a Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable.

Select and Rockwater may each terminate the Merger Agreement if the other commits certain breaches, subject to certain exceptions. Furthermore, the Merger Agreement may be terminated if the Merger has not been consummated by November 1, 2017, subject to an extension to December 31, 2017 or March 31, 2018 in certain circumstances. No termination fees are payable under the Merger Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement (including the Amended and Restated Certificate attached as Exhibit B thereto), which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

In connection with the Merger Agreement, Select entered into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), with SES Legacy Holdings, LLC, Crestview Partners II SES Investment B, LLC, SCF-VI, L.P., SCF-VII, L.P. and SCF-VII(A), L.P and WDC Aggregate LLC (collectively, the “Registration Rights Holders”), which, effective at the Closing, amends and restates the Registration Rights Agreement, dated December 20, 2016, among Select, SES Legacy Holdings, LLC and Crestview Partners II SES Investment B, LLC. Pursuant to the Amended and Restated Registration Rights Agreement, the Registration Rights Holders will have the right to participate in certain future underwritten public offerings of Select Class A Common Stock, subject to certain conditions, and certain Registration Rights Holders will have the right to initiate an underwritten offering of Select Class A Common Stock, subject to certain conditions.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On July 18, 2017, the Select Stockholders Consent became effective immediately following the execution of the Merger Agreement. No further approval by Select’s stockholders is required to approve the Stock Issuance (including the Equity Award Actions), the Equity Plan Amendment or the Amended and Restated Certificate. Select will file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders an information statement describing, among other things, the Stock Issuance (including the Equity Award Actions), the Equity Plan Amendment, the Amended and Restated Certificate and the other material transactions contemplated by the Merger Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On July 18, 2017, the Company issued a press release announcing the Merger. A copy of the press release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In addition, on July 18, 2017, the Company posted an investor presentation to its website at www.selectenergyservices.com under the tab “Events and Presentations” related to the Merger. A copy of the investor presentation is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01                   Other Events.

Cautionary Statement Regarding Forward Looking Statements

All statements in this report (including statements incorporated by reference herein) other than statements of historical facts are forward-looking statements which contain our current expectations about our future results.  We have attempted to identify any forward-looking statements by using words such as “expect,” “will,” “estimate” and other similar expressions. Although we believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements.

Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to, the factors discussed or referenced in the “Risk Factors” section of the prospectus we filed with the SEC on April 24, 2017, relating to our recently completed initial public offering.

You should not place undue reliance on our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s information statement in preliminary and definitive form. Stockholders are advised to read all relevant documents filed with the SEC, including the Company’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from the Company by contacting the Company at 1820 N I-35, Gainesville, TX 76240 or (940)-668-1818.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of July 18, 2017, by and among Select Energy Services, Inc., SES Holdings, LLC, Raptor Merger Sub, Inc., Raptor Merger Sub, LLC, Rockwater Energy Solutions, Inc. and Rockwater Energy Solutions, LLC.*

4.1

Amended and Restated Registration Rights Agreement, dated as of July 18, 2017, by and among Select Energy Services, Inc., SES Legacy Holdings, LLC, Crestview Partners II SES Investment B, LLC, SCF-VI, L.P., SCF-VII, L.P. and SCF-VII(A), L.P and WDC Aggregate LLC.

99.1	Press Release, dated July 18, 2017.

99.2	Investor Presentation, dated July 18, 2017.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Select Energy Services, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2017

SELECT ENERGY SERVICES, INC.

	By:	/s/ Gary Gillette
Gary Gillette
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of July 18, 2017, by and among Select Energy Services, Inc., SES Holdings, LLC, Raptor Merger Sub, Inc., Raptor Merger Sub, LLC, Rockwater Energy Solutions, Inc. and Rockwater Energy Solutions, LLC.*

4.1

Amended and Restated Registration Rights Agreement, dated as of July 18, 2017, by and among Select Energy Services, Inc., SES Legacy Holdings, LLC, Crestview Partners II SES Investment B, LLC, SCF-VI, L.P., SCF-VII, L.P. and SCF-VII(A), L.P and WDC Aggregate LLC.

99.1	Press Release, dated July 18, 2017.

99.2	Investor Presentation, dated July 18, 2017.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Select Energy Services, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.